UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2007 (May 3, 2007)

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Newcastle Investment Corp.
(Exact Name of Registrant as Specified in Charter)
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Maryland	001-31458	81-0559116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1345 Avenue of the Americas, New York, NY	10105
	(Address of Principal Executive Offices)	(Zip Code)

(212) 798-6100
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On May 3, 2007, Newcastle Investment Corp. (the “Company”) announced its results of operations for the quarter ended March 31, 2007. A copy of the related press release is attached hereto as Exhibit 99.1.

On May 3, 2007, the Company held a conference call open to the public on which management discussed the Company’s results of operations for the quarter ended March 31, 2007. A transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01       Financial Statements And Exhibits

(d)   Exhibits

99.1 Press Release, dated May 3, 2007, issued by Newcastle Investment Corp.
99.2 Transcript of Conference Call held by Newcastle Investment Corp. on May 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newcastle Investment Corp.
(Registrant)

Date: May 7, 2007                         By:  /s/ Debra A. Hess
Name: Debra A. Hess
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 3, 2007, issued by Newcastle Investment Corp.
99.2	Transcript of Conference Call held by Newcastle Investment Corp. on May 3, 2007.